Note 6 - Income Taxes - Components of Deferred Income Taxes (Details) - USD ($)	Sep. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Net Operating Loss	$ 10,271,000	$ 10,338,000	$ 7,919,000
Other	166,000	359,000	1,150,000
Total Deferred Tax Asset	10,437,000	10,697,000	9,069,000
Less Valuation Allowance	10,437,000	10,697,000	9,069,000
Net Deferred Income Taxes	$ 0	$ 0	$ 0